                            DEAR FELLOW SHAREHOLDERS
                                  June 30, 1997


Financial markets remained volatile during the first half of 1997. In mid-February, the Federal Reserve Chairman expressed concern that the equity markets were becoming overvalued which began a sell off that lasted until late April. During this same period, bond prices for the most part, remained trapped in a narrow yield range. Long-term interest rates were about 6.8% at the end of June.

     The economy remains strong and shows signs that its expansion will continue. Current levels of interest rates have not changed the growth plans of small businesses. Capital spending plans have expanded and unemployment remains at historically low levels. A tight labor market has kept consumer confidence very high. A rising rate of savings coupled with workers' escalating incomes make for resilient consumers who are unlikely to curtail spending plans for too long.

     In short, the financial and monetary conditions that produced above-trend economic growth are still in place. However, because wages have grown since 1996, a more severe turndown in the economy could be required to douse fears of wage inflation. Additionally, as foreign markets increase interest rates to attract capital for their economies, US interest rates may be forced higher.

     For the six months ending June 30, 1997, the Pacific Advisors Government Securities Fund experienced a total return of 1.32%. The investment results are based on shares purchased at its offering price, after deducting the Fund's current maximum sales charge on January 1, 1997, and held through June 30, 1997, with all dividends and capital gains reinvested and after expense reimbursements. The Lehman Intermediate and Long-term Treasury-Bond indexes which are unmanaged indices of total returns for government bonds, were 2.66% and 2.08% respectively, for this same period.

     Since the first quarter of 1996, the bond market has remained volatile due to uncertainty in the financial markets regarding the strength of the economy and its impact on inflation. This uncertainty has caused the Fund to be defensive in its investment strategy in order to preserve capital.

     We continue to remain somewhat defensive as interest rates may temporarily increase due to inflation concerns and competition from other global markets for capital. The Fund has continued to implement a defensive "barbell" strategy remaining largely invested in short-term U.S. Treasury Bills and stable money funds. At June 30, 1997, the Fund was 66% invested in short-term assets and 34% invested in a small number of domestic and foreign utilities and long-term U.S. Treasury bonds.

     If the economy continues to grow, inflation will become more evident, forcing the Federal Reserve to increase interest rates. At that time, we would expect the U.S. economy to show some signs of weakening and prospects for a economic recession increasing. We would then begin shifting more of the Fund's assets into long-term bonds to lock in higher yields and to realize market appreciation as interest rates decline.

We believe this active management of the Fund, will enable investors to maximize their total rate of return while minimizing their risk.

     Please contact your financial advisor or Pacific Advisors Fund, if you have questions or would like more information on the Fund.

     Sincerely,


     /s/ George A. Henning
     George A. Henning
     Chairman


     /s/ R. Kelly Kelly
     R. Kelly Kelly
     Adviser
     Spectrum Asset Management, Inc.

                             SCHEDULE OF INVESTMENTS
                                  June 30, 1997
                                   (Unaudited)

                                                   Shares/Par Value                Value
COMMON STOCK  (12.78%)
Communications  (5.45%)
         Hong Kong Telecom Ltd                                2,500           $   58,437
         MCI Communications                                   3,000              114,844
         Vodafone Group Plc                                   2,800              135,625
----------------------------------------------------------------------------------------
                                                                                 308,906
----------------------------------------------------------------------------------------
Electric (2.26%)
         Nipsco Industries, Inc.                              3,100              128,069
----------------------------------------------------------------------------------------
Gas - Integrated (2.38%)
         Enron                                                3,300              134,681
----------------------------------------------------------------------------------------
Telephone Systems (2.69%)
         Telephonos de Mexico                                 3,200              152,800
----------------------------------------------------------------------------------------
TOTAL COMMON STOCK  (COST: $660,174)                                             724,456
                                                                              ==========
US GOVERNMENT SECURITIES (81.58%)
US Treasury Bill (61.67%)
         US T-Bill 7/10/97                                3,500,000            3,495,744
----------------------------------------------------------------------------------------
US Treasury Bond (19.91%)
         US T-Bond 8.125% 8/15/21                           350,000              400,641
         US T-Bond 9.375% 2/15/06                           350,000              414,859
         US T-Bond 7.25% 8/15/22                            300,000              313,031
----------------------------------------------------------------------------------------
                                                                               1,128,531
----------------------------------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES  (COST: $4,631,335)                             4,624,275
                                                                              ==========
TOTAL INVESTMENT SECURITIES (94.36%)                                          $5,348,731

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                   Value
SHORT-TERM INVESTMENTS (3.28%)
         United Missouri Bank Money Market Fund                               $  186,142

OTHER ASSETS LESS LIABILITIES (2.36%)                                            134,032
                                                                              ----------
TOTAL NET ASSETS (100%)                                                       $5,668,905
========================================================================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 1997
                                   (Unaudited)


ASSETS
         Investment securities at market value (cost: $5,291,509)               $ 5,348,731
         Short-term investments, at cost, which is equivalent to market             186,142
         Receivable from Investment Manager (Note 3)                                 81,376
         Other Assets                                                                18,095
         Accrued income receivable                                                   34,368
         Receivable for fund shares sold                                                193
         Organizational expenses, net of amortization (Note 1)                        7,377
                                                                                -----------
         Total assets                                                             5,676,282
                                                                                -----------
LIABILITIES
         Payable to Investment Manager (Note 1)                                       7,377
                                                                                -----------
NET ASSETS
         (Equivalent to $9.26 per share on 612,249 shares of
         Capital Stock outstanding - 100 million shares authorized)             $ 5,668,905
                                                                                ===========

SUMMARY OF SHAREHOLDERS' EQUITY
         Paid-in-capital                                                        $ 5,614,348
         Undistributed net investment income                                            313
         Accumulated net capital losses                                              (2,978)
         Unrealized appreciation of assets                                           57,222
                                                                                -----------
         Net assets at June 30, 1997                                            $ 5,668,905
                                                                                ===========

Maximum offering price per share ($9.26/95.25%):                                $      9.72
                                                                                -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
                 For the Period January 1, 1997 to June 30, 1997
                                   (Unaudited)


INVESTMENT INCOME
     Dividends                                                                   $     13,779
     Interest                                                                         144,958
                                                                                 ------------
         Total Income                                                                 158,737
                                                                                 ------------
EXPENSES
     Investment Advisory Fees                                                          22,863
     Fund Accounting Fees                                                              16,393
     Transfer Agent Expense                                                            14,294
     Legal Expense                                                                      4,224
     Amortization Expense                                                               5,591
     Registration Fees                                                                  6,585
     Printing                                                                          10,454
     Audit Fees                                                                         4,725
     Custody Fees                                                                       2,340
     Director Fees/Meetings                                                             1,767
     Distribution Fees (Note 3)                                                         3,990
     Other Expense                                                                      3,005
                                                                                 ------------
         Total Expenses, before reimbursements                                         96,231
     Less Fees Waived and Expenses Reimbursed (Note 3)                                 42,341
                                                                                 ------------
         Net Expenses                                                                  53,890
                                                                                 ------------
NET INVESTMENT INCOME                                                                                 $ 104,847
                                                                                                      =========

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on investments
         Proceeds from sales of investment securities (excluding
              short-term investments with maturities of 60 days or less)         $ 11,137,407
         Cost of investment securities sold                                        11,141,661
                                                                                 ------------
              Net realized loss on investments                                                           (4,254)

         Proceeds from sales of short-term investment securities
              with maturities of 60 days or less                                 $    849,118
         Cost of investment securities sold                                           849,067
                                                                                 ------------
              Net realized gain on investments                                                               51
                                                                                                      ---------
                                                                                                         (4,203)
     Net unrealized depreciation of investments
         Beginning of period                                                     $     80,639
         End of period                                                                 57,222
                                                                                 ------------
              Net unrealized depreciation of investments                                                (23,417)
                                                                                                      ---------
                                                                                                        (27,620)
                                                                                                      =========
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $  77,227
                                                                                                      =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (Unaudited)


                                                                                    For the period
                                                                                   January 1, 1997   For the year ended
                                                                                  to June 30, 1997    December 31, 1996
INCREASE IN NET ASSETS
     FROM OPERATIONS
     Net investment income                                                             $   104,847          $   222,531
     Net realized gain (loss) on investments                                                (4,203)             162,292
     Net unrealized depreciation of investments                                            (23,417)            (546,913)
                                                                                       -----------          -----------
     Increase (decrease) in net assets resulting from operations                            77,227             (162,090)
                                                                                       -----------          -----------
     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income                                                                (106,348)            (221,637)
     Net capital gains                                                                           0             (161,531)
                                                                                       -----------          -----------
     Decrease in net assets resulting from distributions                                  (106,348)            (383,168)
                                                                                       -----------          -----------
     FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold (56,718 and 346,901 shares)                                 526,073            3,319,414
     Proceeds from shares purchased by reinvestment
         of dividends (10,421 and 37,037 shares)                                            96,100              349,877
     Cost of shares repurchased (217,849 and 195,381 shares)                            (2,020,474)          (1,864,681)
                                                                                       -----------          -----------
     Increase (decrease) in net assets derived from capital share transactions
         ((150,710) and 188,557 shares)                                                 (1,398,301)           1,804,610
                                                                                       -----------          -----------
     Increase (decrease) in net assets                                                  (1,427,422)           1,259,352

NET ASSETS
     BEGINNING OF PERIOD
     (includes undistributed net investment income of $1,814 and $920)                   7,096,327            5,836,975
                                                                                       -----------          -----------
     END OF PERIOD
     (includes undistributed net investment income of $313 and $1,814)                 $ 5,668,905          $ 7,096,327
                                                                                       ===========          ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 1.  ORGANIZATION
         Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company ("Investment Manager"). The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk.
         The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
         A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.
         B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.
         C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund declares and distributes dividends of its net investment income, if any, quarterly. The Board of Directors will determine the amount and timing of such payments.
         D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.
         E. ORGANIZATIONAL COSTS. Costs incurred by the Government Securities Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period. During 1997 the Investment Manager assumed the amortization expense of $5,495 for organizational expenses.
         F. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS The Company and Government Securities Fund have entered into an investment management agreement ("Management Agreement") with the Investment Manager. The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund. The Investment Manager has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Spectrum Asset Management, Inc. ("Advisor"). The Investment Manager is solely responsible for the payment of these fees to the Adviser.
         From time to time, the Investment Manager and Adviser may voluntarily waive its management and sub-advisory fees, and/or absorb certain expenses for the Government Securities Fund. Pursuant to the voluntary waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived or reimbursed for the period from January 1, 1997 to June 30, 1997 for the Government Securities Fund, $21,230 of management and sub-advisory fees were waived and $21,111 was reimbursed by the Investment Manager.
         Fund operating expenses may not fall below the current expense level in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as the Fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. As of June 30, 1997, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations is $305,243.
         For the period from January 1, 1997 to June 30, 1997, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received $551 of commissions on sales of capital stock of the Government Securities Fund, after deducting $2,352 allowed to authorized distributors as commissions. PGFD is a wholly-owned subsidiary of the Investment Manager.
         The Company and the Government Securities Fund have entered into an agreement with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first million in net assets or a minimum of $1,250. In addition, an agreement to provide transfer agent services has also been entered into at a monthly fee based on the number of accounts or a minimum of $1,250. PGIS is a wholly-owned subsidiary of the Investment Manager
         Certain officers of the Company are also officers of the Investment Manager, PGFD and PGIS.
         The Fund has adopted a plan of distribution, whereby the Government Securities Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the period from January 1, 1997 to June 30, 1997, $3,990 was accrued or paid.

NOTE 4.  PURCHASE AND SALES OF SECURITIES
         For the period from January 1, 1997 to June 30, 1997, the Government Securities Fund had purchases of securities, other than short-term investments of $10,291,584. The cost of securities held is the same for Federal income tax and financial reporting purposes.
         Aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on securities were $90,632 and $33,410 respectively. Net unrealized appreciation for tax purposes is $57,222.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)
                                   (Unaudited)

                                                             For the period        For the Year Ended           For the period
                                                            January 1, 1997           December 31,            February 8, 1993 (3)
                                                           to June 30, 1997     1996      1995     1994   to December 31, 1993
                                                           ----------------     ----      ----     ----   --------------------
PER SHARE OPERATING PERFORMANCE
     Net Asset Value, Beginning of Period                            $9.30    $10.16     $8.82    $9.00                $9.00
                                                                    ------    ------    ------   ------               ------
     Income from Investment Operations
         Investment income                                            0.24      0.43      0.45     0.22                 0.11
         Expenses                                                    (0.08)    (0.10)    (0.14)   (0.09)               (0.04)
                                                                    ------    ------    ------   ------               ------
         Net investment income                                        0.16      0.33      0.31     0.13                 0.07

     Net realized and unrealized gain (loss) on securities           (0.04)    (0.65)     1.53    (0.14)               (0.04)
                                                                    ------    ------    ------   ------               ------
     Total from investment operations                                 0.12     (0.32)     1.84    (0.01)                0.03

     Less Distributions
         From net investment income                                  (0.16)    (0.32)    (0.31)   (0.17)               (0.03)
         From net capital gains                                       0.00     (0.22)    (0.19)    0.00                 0.00

     Net Asset Value, End of Year                                    $9.26     $9.30    $10.16    $8.82                $9.00
                                                                    ======    ======    ======   ======               ======
TOTAL INVESTMENT RETURN (4)                                           1.32%    (3.15%)   20.32%   (0.15%)               0.36%

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year                                        $5,669    $7,096    $5,837   $3,185               $1,179
     Ratio of Expenses to Average Net Assets (1)                      0.83%     1.66%     1.65%    1.60%                1.38% (2)
     Ratio of Net Investment Income to
         Average Net Assets (1)                                       1.61%     3.46%     3.75%    2.09%                1.12% (2)
     Portfolio Turnover Rate                                          4.93%    50.49%    57.85%   81.59%              129.16% (2)
     Average Commission Per Share
         Paid on Equity Transactions                               $0.0768   $0.0770   $0.0884       --                   --


1. Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Government Securities Fund would have been 1.48%, 2.95%, 2.80%, 4.86%, and 15.46%, for the years 1997 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been 0.96%, (2.17%), (2.60%), (1.17%), and (12.95%), for the years 1997 through
         1993 respectively.
2.       Annualized.
3.       Commencement of Operations.
4. The Fund's maximum sales charge is not included in the total return computation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

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                                       11

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                                       12

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                                       13

                           PACIFIC ADVISORS FUND INC.

DIRECTORS
     GEORGE A. HENNING, CHAIRMAN
     VICTORIA L. BREEN
     THOMAS M. BRINKER
     KATHLEEN M. FISHKIN
     L. MICHAEL HALLER III
     SIEGFRED S. KAGAWA
     TAKASHI MAKINODAN, PH.D.
     GERALD E. MILLER
     LOUISE K. TAYLOR, PH.D.

OFFICERS
     GEORGE A. HENNING, PRESIDENT
     THOMAS H. HANSON, VICE PRESIDENT AND  SECRETARY
     VICTORIA L. BREEN, ASSISTANT SECRETARY
     PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
     PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206

ADVISER
     SPECTRUM ASSET MANAGEMENT, INC.
     450 NEWPORT CENTER DRIVE, SUITE 420
     NEWPORT BEACH, CALIFORNIA 92660

TRANSFER AGENT AND ADMINISTRATOR
     PACIFIC GLOBAL INVESTOR SERVICES, INC.
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
     PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
     206 NORTH JACKSON STREET, SUITE 201
     GLENDALE, CALIFORNIA 91206
     (800) 989-6693


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

                                                                    BULK RATE
[PACIFIC GLOBAL LOGO]                                             U. S. POSTAGE
                                                                      PAID
PACIFIC GLOBAL FUND DISTRIBUTORS, INC.                            GLENDALE, CA
206 NORTH JACKSON STREET, SUITE 201                              PERMIT NO. 1090
GLENDALE, CALIFORNIA 91206







                        SEMIANNUAL REPORT | june 30, 1997

                            [PACIFIC GLOBAL LOGO]


                                    PACIFIC
                                    ADVISORS

                                   Fund Inc.

                                   GOVERNMENT
                                   SECURITIES
                                      FUND